Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	Successor
($ in millions)	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$74	$905
Restricted cash	56	9
Accounts receivable, net	1,757	1,115
Short-term derivative assets	4	5
Other current assets	168	69
Total current assets	2,059	2,103
Property and equipment:
Natural gas and oil properties, successful efforts method
Proved natural gas and oil properties	11,437	7,682
Unproved properties	2,192	1,530
Other property and equipment	506	495
Total property and equipment	14,135	9,707
Less: accumulated depreciation, depletion and amortization	(2,182)	(908)
Property and equipment held for sale, net	1	3
Total property and equipment, net	11,954	8,802
Other long-term assets	76	104
Total assets	$14,089	$11,009

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$539	$308
Accrued interest	40	38
Short-term derivative liabilities	1,875	899
Other current liabilities	1,784	1,202
Total current liabilities	4,238	2,447
Long-term debt, net	2,717	2,278
Long-term derivative liabilities	419	249
Asset retirement obligations, net of current portion	350	349
Other long-term liabilities	18	15
Total liabilities	7,742	5,338
Contingencies and commitments
Stockholders' equity:
Successor common stock, $0.01 par value, 450,000,000 shares authorized: 121,334,663 and 117,917,349 shares issued	1	1
Successor additional paid-in capital	5,627	4,845
Retained earnings	719	825
Total stockholders' equity	6,347	5,671
Total liabilities and stockholders' equity	$14,089	$11,009

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
($ in millions except per share data)
Revenues and other:
Natural gas, oil and NGL	$2,987	$1,170
Marketing	1,206	627
Natural gas and oil derivatives	(1,029)	(910)
Gains (losses) on sales of assets	(2)	3
Total revenues and other	3,162	890
Operating expenses:
Production	121	80
Gathering, processing and transportation	286	219
Severance and ad valorem taxes	67	41
Exploration	2	2
Marketing	1,200	625
General and administrative	40	30
Depreciation, depletion and amortization	440	228
Other operating expense, net	1	3
Total operating expenses	2,157	1,228
Income (loss) from operations	1,005	(338)
Other income (expense):
Interest expense	(52)	(17)
Other income	4	—
Total other income (expense), net	(48)	(17)
Income (loss) before income taxes	957	(355)
Income tax expense (benefit)	74	(10)
Net income (loss) available to common stockholders	$883	$(345)
Earnings (loss) per common share:
Basic	$7.29	$(3.51)
Diluted	$6.12	$(3.51)
Weighted average common shares outstanding (in thousands):
Basic	121,150	98,221
Diluted	144,390	98,221

	Successor		Predecessor
	Nine Months Ended September 30, 2022	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021
($ in millions except per share data)
Revenues and other:
Natural gas, oil and NGL	$7,691	$2,615	$398
Marketing	3,296	1,443	239
Natural gas and oil derivatives	(3,668)	(1,604)	(382)
Gains on sales of assets	298	9	5
Total revenues and other	7,617	2,463	260
Operating expenses:
Production	349	194	32
Gathering, processing and transportation	802	541	102
Severance and ad valorem taxes	187	106	18
Exploration	14	4	2
Marketing	3,279	1,440	237
General and administrative	102	69	21
Separation and other termination costs	—	11	22
Depreciation, depletion and amortization	1,300	579	72
Impairments	—	1	—
Other operating expense (income), net	32	1	(12)
Total operating expenses	6,065	2,946	494
Income (loss) from operations	1,552	(483)	(234)
Other income (expense):
Interest expense	(120)	(47)	(11)
Other income	29	31	2
Reorganization items, net	—	—	5,569
Total other income (expense), net	(91)	(16)	5,560
Income (loss) before income taxes	1,461	(499)	5,326
Income tax expense (benefit)	105	(10)	(57)
Net income (loss) available to common stockholders	$1,356	$(489)	$5,383
Earnings (loss) per common share:
Basic	$11.03	$(4.99)	$550.35
Diluted	$9.35	$(4.99)	$534.51
Weighted average common shares outstanding (in thousands):
Basic	122,924	98,040	9,781
Diluted	145,031	98,040	10,071

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Successor
($ in millions)	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
Cash flows from operating activities:
Net income (loss)	$883	$(345)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation, depletion and amortization	440	228
Deferred income tax expense	19	—
Derivative losses, net	1,029	910
Cash payments on derivative settlements, net	(1,234)	(292)
Share-based compensation	6	2
(Gains) losses on sales of assets	2	(3)
Other	14	13
Changes in assets and liabilities	154	(70)
Net cash provided by operating activities	1,313	443
Cash flows from investing activities:
Capital expenditures	(540)	(178)
Business combination, net	39	—
Proceeds from divestitures of property and equipment	6	3
Net cash used in investing activities	(495)	(175)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	2,705	—
Payments on Exit Credit Facility - Tranche A Loans	(3,030)	—
Cash paid to repurchase and retire common stock	(109)	—
Cash paid for common stock dividends	(280)	(33)
Other	—	1
Net cash used in financing activities	(714)	(32)
Net increase in cash, cash equivalents and restricted cash	104	236
Cash, cash equivalents and restricted cash, beginning of period	26	622
Cash, cash equivalents and restricted cash, end of period	$130	$858

Cash and cash equivalents	$74	$849
Restricted cash	56	9
Total cash, cash equivalents and restricted cash	$130	$858

	Successor		Predecessor
	Nine Months Ended September 30, 2022	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021
($ in millions)
Cash flows from operating activities:
Net income (loss)	$1,356	$(489)	$5,383
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	1,300	579	72
Deferred income tax expense (benefit)	19	—	(57)
Derivative losses, net	3,668	1,604	382
Cash payments on derivative settlements, net	(2,845)	(437)	(17)
Share-based compensation	16	5	3
Gains on sales of assets	(298)	(9)	(5)
Impairments	—	1	—
Non-cash reorganization items, net	—	—	(6,680)
Exploration	10	1	2
Other	19	10	45
Changes in assets and liabilities	(170)	(19)	851
Net cash provided by (used in) operating activities	3,075	1,246	(21)
Cash flows from investing activities:
Capital expenditures	(1,299)	(404)	(66)
Business combination, net	(1,967)	—	—
Proceeds from divestitures of property and equipment	409	9	—
Net cash used in investing activities	(2,857)	(395)	(66)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	7,255	30	—
Payments on Exit Credit Facility - Tranche A Loans	(6,805)	(80)	(479)
Payments on DIP Facility borrowings	—	—	(1,179)
Proceeds from issuance of senior notes, net	—	—	1,000
Proceeds from issuance of common stock	—	—	600
Proceeds from warrant exercise	3	2	—
Debt issuance and other financing costs	—	(3)	(8)
Cash paid to repurchase and retire common stock	(667)	—	—
Cash paid for common stock dividends	(788)	(67)	—
Other	—	(1)	—
Net cash used in financing activities	(1,002)	(119)	(66)
Net increase (decrease) in cash, cash equivalents and restricted cash	(784)	732	(153)
Cash, cash equivalents and restricted cash, beginning of period	914	126	279
Cash, cash equivalents and restricted cash, end of period	$130	$858	$126

Cash and cash equivalents	$74	$849	$40
Restricted cash	56	9	86
Total cash, cash equivalents and restricted cash	$130	$858	$126

NATURAL GAS, OIL AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Successor
	Three Months Ended September 30, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,987	7.25	—	—	—	—	1,987	7.25
Haynesville	1,605	7.40	—	—	—	—	1,605	7.40
Eagle Ford	121	7.04	50	94.62	16	37.53	516	11.99
Total	3,713	7.31	50	94.62	16	37.53	4,108	7.90

Average Realized Price (including realized derivatives)		4.10		65.90		37.53		4.65

	Successor
	Three Months Ended September 30, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,302	3.20	—	—	—	—	1,302	3.20
Haynesville	589	3.81	—	—	—	—	589	3.81
Eagle Ford	140	4.07	59	70.36	18	33.32	599	8.83
Powder River Basin	53	4.33	9	69.31	3	44.53	128	7.91
Total	2,084	3.46	68	70.22	21	35.14	2,618	4.86

Average Realized Price (including realized derivatives)		2.61		49.69		35.14		3.65

	Successor
	Nine Months Ended September 30, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,801	6.27	—	—	—	—	1,801	6.27
Haynesville	1,624	6.16	—	—	—	—	1,624	6.16
Eagle Ford	127	6.10	51	100.11	16	40.40	526	12.35
Powder River Basin	13	5.45	2	95.18	1	53.96	34	10.66
Total	3,565	6.21	53	99.87	17	41.14	3,985	7.07

Average Realized Price (including realized derivatives)		3.77		66.91		41.14		4.44

	Successor
	Period from February 10, 2021 through September 30, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,289	2.57	—	—	—	—	1,289	2.57
Haynesville	552	3.11	—	—	—	—	552	3.11
Eagle Ford	142	3.83	63	66.41	19	27.36	630	8.28
Powder River Basin	55	3.94	10	65.02	3	36.91	133	7.25
Total	2,038	2.84	73	66.23	22	28.85	2,604	4.31

Average Realized Price (including realized derivatives)		2.46		48.30		28.85		3.51

	Predecessor
	Period from January 1, 2021 through February 9, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,233	2.42	—	—	—	—	1,233	2.42
Haynesville	543	2.44	—	—	—	—	543	2.44
Eagle Ford	165	2.57	74	53.37	18	23.94	721	6.71
Powder River Basin	61	2.92	10	51.96	4	34.31	144	5.71
Total	2,002	2.45	84	53.21	22	25.92	2,641	3.77

Average Realized Price (including realized derivatives)		2.62		49.06		31.42		3.65

	Non-GAAP Combined
	Nine Months Ended September 30, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,281	2.55	—	—	—	—	1,281	2.55
Haynesville	551	3.01	—	—	—	—	551	3.01
Eagle Ford	145	3.62	65	64.20	19	26.88	649	8.02
Powder River Basin	56	3.78	10	63.10	4	36.46	140	7.00
Total	2,033	2.79	75	64.06	23	28.42	2,621	4.23

Average Realized Price (including realized derivatives)		2.47		48.17		28.42		3.53

ADJUSTED GROSS MARGIN (unaudited)

	Successor
	Three Months Ended September 30, 2022		Three Months Ended September 30, 2021
($ in millions, except per unit)	$	$/Mcfe	$	$/Mcfe
Marcellus
Natural gas, oil and NGL sales	$1,324	7.25	$383	3.20
Production expenses	22	0.12	9	0.08
Gathering, processing and transportation expenses	106	0.58	83	0.69
Severance and ad valorem	5	0.03	2	0.02
Adjusted gross margin (Non-GAAP)	$1,191	6.52	$289	2.41

Haynesville
Natural gas, oil and NGL sales	$1,093	7.40	$207	3.81
Production expenses	38	0.26	13	0.24
Gathering, processing and transportation expenses	89	0.60	28	0.51
Severance and ad valorem	24	0.17	5	0.09
Adjusted gross margin (Non-GAAP)	$942	6.37	$161	2.97

Eagle Ford
Natural gas, oil and NGL sales	$570	11.99	$487	8.83
Production expenses	61	1.28	49	0.89
Gathering, processing and transportation expenses	91	1.91	85	1.53
Severance and ad valorem	38	0.81	25	0.45
Adjusted gross margin (Non-GAAP)	$380	7.99	$328	5.96

Powder River Basin
Natural gas, oil and NGL sales	$—	—	$93	7.91
Production expenses	—	—	9	0.73
Gathering, processing and transportation expenses	—	—	23	1.99
Severance and ad valorem	—	—	9	0.76
Adjusted gross margin (Non-GAAP)	$—	—	$52	4.43

	Successor				Predecessor		Non-GAAP Combined
	Nine Months Ended September 30, 2022		Period from February 10, 2021 through September 30, 2021		Period from January 1, 2021 through February 9, 2021		Nine Months Ended September 30, 2021
($ in millions, except per unit)	$	$/Mcfe	$	$/Mcfe	$	$/Mcfe	$	$/Mcfe
Marcellus
Natural gas, oil and NGL sales	$3,085	6.27	$772	2.57	$119	2.42	$891	2.55
Production expenses	54	0.11	23	0.08	4	0.08	27	0.08
Gathering, processing and transportation expenses	282	0.57	204	0.68	34	0.70	238	0.68
Severance and ad valorem	13	0.03	6	0.02	1	0.01	7	0.02
Adjusted gross margin (Non-GAAP)	$2,736	5.56	$539	1.79	$80	1.63	$619	1.77

Haynesville
Natural gas, oil and NGL sales	$2,733	6.16	$401	3.11	$53	2.44	$454	3.01
Production expenses	109	0.25	30	0.23	4	0.19	34	0.22
Gathering, processing and transportation expenses	240	0.54	64	0.50	11	0.49	75	0.50
Severance and ad valorem	48	0.11	12	0.09	2	0.09	14	0.09
Adjusted gross margin (Non-GAAP)	$2,336	5.26	$295	2.29	$36	1.67	$331	2.20

Eagle Ford
Natural gas, oil and NGL sales	$1,774	12.35	$1,217	8.28	$193	6.71	$1,410	8.02
Production expenses	176	1.22	120	0.82	21	0.71	141	0.80
Gathering, processing and transportation expenses	258	1.80	211	1.44	45	1.55	256	1.45
Severance and ad valorem	115	0.80	67	0.45	13	0.45	80	0.45
Adjusted gross margin (Non-GAAP)	$1,225	8.53	$819	5.57	$114	4.00	$933	5.32

Powder River Basin
Natural gas, oil and NGL sales	$99	10.66	$225	7.25	$33	5.71	$258	7.00
Production expenses	10	0.94	21	0.68	3	0.56	24	0.66
Gathering, processing and transportation expenses	22	2.32	62	2.00	12	2.09	74	2.01
Severance and ad valorem	11	1.09	21	0.69	2	0.48	23	0.65
Adjusted gross margin (Non-GAAP)	$56	6.31	$121	3.88	$16	2.58	$137	3.68

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$151	$58
Haynesville	237	68
Eagle Ford	172	25
Powder River Basin	—	7
Total drilling and completion capital expenditures	560	158
Non-drilling and completion - field	33	10
Non-drilling and completion - corporate	26	17
Total capital expenditures	$619	$185

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2021
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$338	$155	$26	$181
Haynesville	618	138	22	160
Eagle Ford	350	48	5	53
Powder River Basin	22	12	—	12
Total drilling and completion capital expenditures	1,328	353	53	406
Non-drilling and completion - field	74	27	6	33
Non-drilling and completion - corporate	67	36	3	39
Total capital expenditures	$1,469	$416	$62	$478

NATURAL GAS AND OIL HEDGING POSITIONS AS OF OCTOBER 27, 2022

Natural Gas Swaps
	Volume (Bcf)	Avg. NYMEX Price of Swaps
Q4 2022 (a)	117	$2.60

Total 2023	204	$2.67

Total 2024	101	$2.95

Total 2025	27	$2.65

Natural Gas Swaptions
	Volume (Bcf)	Avg. NYMEX Strike Price
Total 2023	7	$2.88

Natural Gas Collars
	Volume (Bcf)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q4 2022 (a)	120	$3.12	$4.27

Total 2023	413	$3.43	$5.83

Total 2024	66	$3.97	$6.08

Natural Gas Three-Way Collars
	Volume (Bcf)	Avg. NYMEX Sold Put Price	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q4 2022 (a)	6	$2.41	$2.90	$3.43

Total 2023	4	$2.50	$3.40	$3.79

Natural Gas Written Call Options
	Volume (Bcf)	Avg. NYMEX strike price
Total 2023	18	$3.29

Natural Gas Basis Protection Swaps
	Volume (Bcf)	Avg. NYMEX plus/(minus)
Q4 2022 (a)	127	$(0.30)

Total 2023	358	$(0.26)

Total 2024	135	$(0.45)

Total 2025	5	$(0.21)

Crude Oil Swaps
	Volume (MMBbls)	Avg. NYMEX Price of Swaps
Q4 2022 (a)	2.6	$45.92

Total 2023	1.9	$47.17

Crude Oil Collars
	Volume (MMBbls)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Total 2023	6.2	$69.99	$83.86

Crude Oil Basis Protection Swaps
	Volume (MMBbls)	Avg. NYMEX plus/(minus)
Q4 2022 (a)	3.5	$0.89

Total 2023	6.2	$0.96
__________________________________________
(a)Includes amounts settled in October and November 2022.

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income (Loss) Attributable to Chesapeake, Adjusted EBITDAX, Adjusted Gross Margin, Adjusted Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share, gross margin or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other oil and natural gas producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO CHESAPEAKE (unaudited)

	Successor		Successor
	Three Months Ended September 30, 2022		Three Months Ended September 30, 2021
($ in millions, except per share data)	$	$/Share	$	$/Share
Net income (loss) available to common stockholders (GAAP)	$883	$7.29	$(345)	$(3.51)
Effect of dilutive securities	—	(1.17)	—	—
Diluted income (loss) available to common stockholders (GAAP)	$883	$6.12	$(345)	$(3.51)

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	(199)	(1.38)	618	6.29
(Gains) losses on sales of assets	2	0.02	(3)	(0.03)
Other operating expense, net	6	0.04	6	0.06
Other interest expense	12	0.08	—	—
Other	(4)	(0.03)	6	0.06
Deferred income tax expense(a)	19	0.13	—	—
Tax effect of adjustments(b)	11	0.08	(13)	(0.13)
Effect of dilutive securities	—	—	—	(0.36)
Adjusted net income available to common stockholders (Non-GAAP)	$730	$5.06	$269	$2.38

	Successor				Predecessor
	Nine Months Ended September 30, 2022		Period from February 10, 2021 through September 30, 2021		Period from January 1, 2021 through February 9, 2021
($ in millions, except per share data)	$	$/Share	$	$/Share	$	$/Share
Net income (loss) available to common stockholders (GAAP)	$1,356	$11.03	$(489)	$(4.99)	$5,383	$550.35
Effect of dilutive securities	—	(1.68)	—	—	—	(15.84)
Diluted income (loss) available to common stockholders (GAAP)	$1,356	$9.35	$(489)	$(4.99)	$5,383	$534.51

Adjustments:
Unrealized losses on natural gas and oil derivatives	807	5.56	1,122	11.44	369	36.64
Separation and other termination costs	—	—	11	0.11	22	2.18
Gains on sales of assets	(298)	(2.06)	(9)	(0.09)	(5)	(0.50)
Other operating expense (income), net	53	0.37	4	0.04	(12)	(1.19)
Impairments	—	—	1	0.01	—	—
Reorganization items, net	—	—	—	—	(5,569)	(552.97)
Other interest expense	12	0.08	—	—	—	—
Other	(19)	(0.13)	(18)	(0.18)	—	—
Deferred income tax expense(a)	19	0.13	—	—	—	—
Tax effect of adjustments(b)	(35)	(0.24)	(13)	(0.13)	(57)	(5.66)
Effect of dilutive securities	—	—	—	(0.73)	—	—
Adjusted net income available to common stockholders (Non-GAAP)	$1,895	$13.06	$609	$5.48	$131	$13.01

(a)
In the 2022 Successor Period and 2022 Successor Quarter, we adjusted the net deferred tax liability associated with our acquisition of Vine. As a result of this adjustment to the deferred tax liability, we increased the valuation allowance that we maintain against our net deferred tax asset position and recorded $19 million of deferred income tax expense.

(b)
The 2022 Successor Period and 2022 Successor Quarters include an incremental tax effect attributed to the reconciling adjustments using blended rates of 5.7% for the 2022 Successor Third Quarter, 5.8% for the 2022 Successor Second Quarter and 6.0% for the 2022 Successor First Quarter. The 2021 Successor Period and 2021 Successor Quarter include a tax effect attributed to the reconciling adjustments using an estimated rate of 2%. The 2021 Predecessor Period includes an income tax benefit of $57 million attributed to deferred income tax effects associated with Predecessor accumulated other comprehensive income, eliminated in fresh start accounting.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (unaudited)

	Successor	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
($ in millions)
Net income (loss) available to common stockholders (GAAP)	$883	$(345)

Adjustments:
Interest expense	52	17
Income tax expense (benefit)	74	(10)
Depreciation, depletion and amortization	440	228
Exploration	2	2
Unrealized (gains) losses on natural gas and oil derivatives	(199)	618
(Gains) losses on sales of assets	2	(3)
Other operating expense, net	6	6
Other	(4)	6
Adjusted EBITDAX (Non-GAAP)	$1,256	$519

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2021
($ in millions)
Net income (loss) available to common stockholders (GAAP)	$1,356	$(489)	$5,383	$4,894

Adjustments:
Interest expense	120	47	11	58
Income tax expense (benefit)	105	(10)	(57)	(67)
Depreciation, depletion and amortization	1,300	579	72	651
Exploration	14	4	2	6
Unrealized losses on natural gas and oil derivatives	807	1,122	369	1,491
Separation and other termination costs	—	11	22	33
Gains on sales of assets	(298)	(9)	(5)	(14)
Other operating expense (income), net	53	4	(12)	(8)
Impairments	—	1	—	1
Reorganization items, net	—	—	(5,569)	(5,569)
Other	(19)	(18)	—	(18)
Adjusted EBITDAX (Non-GAAP)	$3,438	$1,242	$216	$1,458

RECONCILIATION OF GROSS MARGIN TO ADJUSTED GROSS MARGIN (unaudited)

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
($ in millions)
Gross margin (GAAP)
Natural gas, oil and NGL sales	$2,987	$1,170
Less:
Production	(121)	(80)
Gathering, processing and transportation	(286)	(219)
Severance and ad valorem taxes	(67)	(41)
Depreciation, depletion and amortization	(440)	(228)
Gross margin (GAAP)	2,073	602
Add back: Depreciation, depletion and amortization	440	228
Adjusted gross margin (Non-GAAP)	$2,513	$830

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2021
($ in millions)
Gross margin (GAAP)
Natural gas, oil and NGL sales	$7,691	$2,615	$398	$3,013
Less:
Production	(349)	(194)	(32)	(226)
Gathering, processing and transportation	(802)	(541)	(102)	(643)
Severance and ad valorem taxes	(187)	(106)	(18)	(124)
Depreciation, depletion and amortization	(1,300)	(579)	(72)	(651)
Gross margin (GAAP)	5,053	1,195	174	1,369
Add back: Depreciation, depletion and amortization	1,300	579	72	651
Adjusted gross margin (Non-GAAP)	$6,353	$1,774	$246	$2,020

ADJUSTED FREE CASH FLOW

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
($ in millions)
Net cash provided by operating activities (GAAP)	$1,313	$443
Cash capital expenditures	(540)	(178)
Adjusted free cash flow (Non-GAAP)	$773	$265

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2021
($ in millions)
Net cash provided by (used in) operating activities (GAAP)	$3,075	$1,246	$(21)	$1,225
Cash paid for reorganization items, net	—	65	66	131
Cash paid for acquisition costs	23	—	—	—
Cash capital expenditures	(1,299)	(404)	(66)	(470)
Adjusted free cash flow (Non-GAAP)	$1,799	$907	$(21)	$886

NET DEBT

Successor
($ in millions)	September 30, 2022
Total debt (GAAP)	$2,717
Premiums and issuance costs on debt	(96)
Principal amount of debt	2,621
Cash and cash equivalents	(74)
Net debt (Non-GAAP)	$2,547